February 18, 2004

DREYFUS PREMIER SELECT GROWTH FUND
(A SERIES OF DREYFUS GROWTH AND VALUE
FUNDS, INC.)

Supplement to Prospectus
dated January 1, 2004

At a meeting of the Board of Directors of Dreyfus
Growth and Value Funds, Inc. held on February 17, 2004, the
Board approved the liquidation of the fund on or about March
26, 2004 (the “Liquidation Date”). Accordingly, effective on or about February 27, 2004, no new or subsequent investments in the fund will be permitted.

Fund shares held on the Liquidation Date in Dreyfus-
sponsored Individual Retirement Accounts (“IRAs”) will be
exchanged for shares of Dreyfus Worldwide Dollar Money
Market Fund, Inc. (the “Money Market Fund”) to avoid
penalties that may be imposed on holders of IRAs under the
Internal Revenue Code if fund shares were redeemed in cash.
Investors may obtain a copy of the Prospectus of the Money
Market Fund by calling 1-800-645-6561.

Larkin-DPSGF-SuppPros-2004-029